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GreenPoint Manufactured Housing
Contract Trust
Pass Through Certificates
Series 1999-2
Investor Number 51999031

Determination Date:       12-Jul-99
Remittance Date A-1       15-Jul-99
Remittance Date A-2       19-Jul-99
Month End Date:           30-Jun-99

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
--------------------------------------------------------------------------------------------------------------------------
 (a)   Class A-1 Distribution Amount                                                                          1,717,425.15
 (b)   Class A-1 Distribution Principal                                                                       1,345,827.68

                      Scheduled Payments of Principal                                   181,792.40
                      Partial Prepayments                                                26,764.84
                      Scheduled Principal Balance Principal Prepayment in Full          813,050.41
                      Scheduled Principal Balance Liquidated Contracts                  324,220.03
                      Scheduled Principal Balance Repurchases                                 0.00

 (c)   Class A-1 Interest Distribution                                                                          371,597.47
       Class A-1 Interest Shortfall                                                                                   0.00

 (d)   Class A-1 Remaining Certificate Balance                                                               84,283,930.18

 (e)   Class A-2 Distribution Amount                                                                            437,444.44
 (f)   Class A-2 Distribution Principal                                                                               0.00

                      Scheduled Payments of Principal                                         0.00
                      Partial Prepayments                                                     0.00
                      Scheduled Principal Balance Principal Prepayment in Full                0.00
                      Scheduled Principal Balance Liquidated Contracts                        0.00
                      Scheduled Principal Balance Repurchases                                 0.00

 (g)   Class A-2 Interest Distribution                                                                          437,444.44
       Class A-2 Interest Shortfall                                                                                   0.00

 (h)   Class A-2 Remaining Certificate Balance                                                              100,000,000.00

 (i)   Class A-1 Pass Through Rate                                                                                5.207500%
       Class A-2 Pass Through Rate                                                                                5.080000%
       Class A-2 Holdover Amount                                                                                      0.00

 (j)   Monthly Servicing Fee                                                                                    154,691.46

 (k)   Delinquency                                                            # of Contracts               Prin. Balance
                                                                              --------------             -----------------

                      a)  Loans 31 to 59 days delinquent                            48                        1,836,763.32
                      b)  Loans 60 to 89 days delinquent                            22                          917,381.42
                      c)  Loans delinquent 90 or more days                           5                          213,131.93
                                                                                 ----------              -----------------
                                                                                    75                        2,967,276.67
                                                                                 ==========              =================

                                                                                                            Difference
 (l)   Repurchased Contracts                         Contract Number         Repurchase Price             Paid by Seller
                                                     ---------------         ----------------            -----------------
                                                            0                     0.00                                0.00
                                                                             ----------                  -----------------
                                                       Total Repurchases          0.00                                0.00
                                                                             ==========                  =================

 (m)   Repossessions or Foreclosures                                        Number                         Actual Balance
                                                                          ----------                      ----------------
                                                       BOP Repossessions    19                                 $689,733.98
                                                      Plus Repossessions    13                                  499,167.06
                                                              this Month
                                                       Less Liquidations    -8                                ($327,241.62)
                                                                         ----------                      -----------------
                                                       EOP Repossessions    24                                 $861,659.42
                                                                         ==========                      =================

 (n)   Enhancement Payment                                                                                            0.00

 (o)   Monthly Advance                                                                                                0.00
       Outstanding Amount Advanced                                                                                    0.00

 (p)   Deposit to Special Account                                                                               207,630.28

 (q)   Amount Distributed to Class R Certificateholders                                                               0.00

 (r)   Net Weighted Average Contract Rate                                                                             8.62%

 (s)   Number of Manufactured Homes currently held due to repossession                                                  24
       Principal balance of Manufactured Homes currently held                                                   861,659.42

 (t)   Pool Principal Balance Percentage                                                                         97.176980%

 (u)   Aggregate Deficiency Amounts                                                                                   0.00
       Servicer Deficiency Amounts received                                                                           0.00

 (v)   Additional Items

 (w)   Class A-1 Net Funds Carryover Amount                                                                           0.00
       Class A-2 Net Funds Carryover Amount                                                                           0.00
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